UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2015

RadNet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-19019	13-3326724
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1510 Cotner Avenue

Los Angeles, California  90025

(Address of Principal Executive Offices) (Zip Code)

(310) 478-7808

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Company’s Annual Meeting of Stockholders held on June 11, 2015, the stockholders approved the amendment and restatement of the 2006 Equity Incentive Plan and the material terms of the performance goals under the 2006 Equity Incentive Plan (the “Restated Plan”), including (i) the extension of the expiration date of the 2006 Equity Incentive Plan, which expiration date would otherwise occur in October 2016, until April 20, 2025 and (ii) an increase in the number of shares available to be issued as equity compensation awards by one million additional shares. The Restated Plan was previously approved, subject to stockholder approval, by the Board of Directors of the company.

A summary of the material terms and conditions of the Restated Plan and awards thereunder is included in the Company’s definitive proxy statement filed with the SEC on April 30, 2015, under “Proposal No. 4 – Approval of the Amendment and Restatement of the 2006 Equity Incentive Plan and the Material Terms of the Performance Goals Under the 2006 Equity Incentive Plan”, which section is incorporated herein by reference. The preceding summary is qualified in its entirety by, and should be read in conjunction with, the RadNet, Inc. 2006 Equity Incentive Plan (Amended and Restated as of April 20, 2015), which is filed as Exhibit 10.1 to this Current Report.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting of Stockholders held on June 11, 2015, the stockholders considered and approved four proposals, each of which is described in more detail in the Company’s 2015 definitive proxy statement filed with the Securities and Exchange Commission on April 30, 2015 for the Annual Meeting of Stockholders.

The results detailed below represent the final voting results as certified by the Inspector of Elections:

Proposal 1

The stockholders elected the following seven directors to hold office until the 2016 Annual Meeting of Stockholders based on the following votes:

Director	For	Withheld	Broker Non-Votes
Howard G. Berger, M.D.	24,092,752	1,823,401	14,066,960
Marvin S. Cadwell	24,662,732	1,253,421	14,066,960
John V. Crues, III, M.D.	19,582,354	6,333,799	14,066,960
Norman R. Hames	24,039,937	1,876,216	14,066,960
Lawrence L. Levitt	24,659,972	1,256,181	14,066,960
Michael L. Sherman, M.D.	24,660,337	1,255,816	14,066,960
David L. Swartz	24,655,010	1,261,143	14,066,960

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Proposal 2

The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015 was approved based on the following votes:

For	Against	Abstentions
39,824,617	119,499	38,997

Proposal 3

The non-binding advisory vote to approve the compensation of the Company’s named executive officers disclosed in the Company’s 2015 definitive proxy statement was approved based on the following votes:

For	Against	Abstentions	Broker Non-Votes
25,750,438	138,185	27,530	14,066,960

Proposal 4

The amendment and restatement of the 2006 Equity Incentive Plan and the material terms of the performance goals under the 2006 Equity Incentive Plan was approved based on the following votes:

For	Against	Abstentions	Broker Non-Votes
19,901,096	5,975,183	39,874	14,066,960

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	RadNet, Inc. 2006 Equity Incentive Plan (Amended and Restated as of April 20, 2015) (incorporated by reference to Appendix A to RadNet, Inc.’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 30, 2015).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2015	RadNet, Inc.

	By:	/s/ Jeffrey L. Linden
	Name:	Jeffrey L. Linden
	Title:	Executive Vice President and General Counsel

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EXHIBIT INDEX

Exhibit Number	Description
10.1	RadNet, Inc. 2006 Equity Incentive Plan (Amended and Restated as of April 20, 2015) (incorporated by reference to Appendix A to RadNet, Inc.’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 30, 2015).

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